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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2003

HARVARD BIOSCIENCE, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	0-31923	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
84 October Hill Road, Holliston, MA 01746-1371 (Address of principal executive offices and zip code)
(508) 893-8999 (Registrant's telephone number, including area code)

ITEM 7. EXHIBITS

(c)
Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Title
99.1	Press release of Harvard Bioscience, Inc. issued on April 30, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12—RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

        The following information is being provided under Item 12—Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

        On April 30, 2003, Harvard Bioscience, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. Copies of Harvard Bioscience, Inc.'s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2003	HARVARD BIOSCIENCE, INC.
	By:	/s/ SUSAN M. LUSCINSKI Susan M. Luscinski Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Title
99.1	Press release of Harvard Bioscience, Inc. issued on April 30, 2003

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SIGNATURES
EXHIBIT INDEX